                                                                 Exhibit (e)(3)

[LOGO] AIG                                              AG PLATINUM CHOICE VUL
                                             VARIABLE UNIVERSAL LIFE INSURANCE
                                                      SUPPLEMENTAL APPLICATION

AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
A member of American International Group, Inc.
Home Office: Houston, Texas
--------------------------------------------------------------------------------
(This supplement must accompany the appropriate application for life insurance.) The supplement and the application will be attached to and made a part of the policy.

APPLICANT INFORMATION -- SUPPLEMENT TO THE APPLICATION ON THE LIFE OF

                    -------------------------       ---------------------------
                    Name of proposed insured        Policy number, if known

SECTION A - INITIAL ALLOCATION PERCENTAGES

INVESTMENT OPTIONS  In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. TOTAL ALLOCATIONS IN EACH COLUMN MUST EQUAL 100%. USE WHOLE PERCENTAGES ONLY.

                                            PREMIUM   DEDUCTION                                              PREMIUM   DEDUCTION
                                           ALLOCATION ALLOCATION                                            ALLOCATION ALLOCATION
                                           ---------- ----------                                            ---------- ----------
AGL DECLARED FIXED INTEREST ACCOUNT (301)    ______%    ______%  MFS(R) VARIABLE INSURANCE TRUST
THE ALGER PORTFOLIOS                                             New Discovery* (722)                         ______%    ______%
Capital Appreciation (702)                   ______%    ______%  Research (723)                               ______%    ______%
AMERICAN CENTURY(R) VARIABLE PORTFOLIOS,
  INC.                                                           NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
American Century VP Value (704)              ______%    ______%  Mid Cap Growth (725)                         ______%    ______%
AMERICAN FUNDS INSURANCE SERIES(R)                               OPPENHEIMER VARIABLE ACCOUNT FUNDS
Asset Allocation/SM/ (681)                   ______%    ______%  Global Fund/VA* (727)                        ______%    ______%
Global Growth/SM/* (682)                     ______%    ______%  PIMCO VARIABLE INSURANCE TRUST
Growth/SM/ (683)                             ______%    ______%  CommodityRealReturn(R) Strategy* (728)       ______%    ______%
Growth-Income/SM/ (684)                      ______%    ______%  Global Bond (732)                            ______%    ______%
High-Income Bond/SM/ (685)                   ______%    ______%  Real Return (729)                            ______%    ______%
International/SM/* (686)                     ______%    ______%  Short-Term (730)                             ______%    ______%
ANCHOR SERIES TRUST                                              Total Return (731)                           ______%    ______%
Capital Appreciation (687)                   ______%    ______%  SEASONS SERIES TRUST
Government and Quality Bond (688)            ______%    ______%  Mid Cap Value (690)                          ______%    ______%
FIDELITY(R) VARIABLE INSURANCE PRODUCTS                          SUNAMERICA SERIES TRUST
Contrafund(R) (708)                          ______%    ______%  Balanced (737)                               ______%    ______%
Equity-Income (709)                          ______%    ______%  VALIC COMPANY I
Growth (713)                                 ______%    ______%  Dynamic Allocation* (696)                    ______%    ______%
Mid Cap (714)                                ______%    ______%  Emerging Economies* (691)                    ______%    ______%
Government Money Market (689)                ______%    ______%  Foreign Value* (692)                         ______%    ______%
FRANKLIN TEMPLETON VARIABLE INSURANCE                            International Equities Index* (738)          ______%    ______%
PRODUCTS TRUST                                                   Mid Cap Index (739)                          ______%    ______%
Franklin Mutual Shares VIP - Class 2 (716)   ______%    ______%  Nasdaq-100(R) Index (741)                    ______%    ______%
Franklin Small Cap Value VIP -
  Class 2* (715)                             ______%    ______%  Science & Technology* (742)                  ______%    ______%
INVESCO VARIABLE INSURANCE FUNDS                                 Small Cap Index* (743)                       ______%    ______%
Global Real Estate* (701)                    ______%    ______%  Stock Index (744)                            ______%    ______%
Growth and Income (745)                      ______%    ______%  VALIC COMPANY II
International Growth* (700)                  ______%    ______%  Mid Cap Value (693)                          ______%    ______%
JANUS ASPEN SERIES                                               Socially Responsible (694)                   ______%    ______%
Enterprise (719)                             ______%    ______%  Strategic Bond (695)                         ______%    ______%
Forty (717)                                  ______%    ______%  OTHER: ______________________                ______%    ______%
JPMORGAN INSURANCE TRUST                                                                                       100%       100%
Core Bond (925)                              ______%    ______%  * If you select the Lapse Protection Benefit ("Guaranteed
                                                                 Minimum Death Benefit" or "GMDB") Rider there are investment requirements for these investment options. Please refer to the prospectus or sales illustration.

AGLC107631-2015                   Page 1 of 5            [BARCODE]     Rev1215

SECTION B - DOLLAR COST AVERAGING (DCA)

DOLLAR COST          ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred
AVERAGING (DCA)      from ANY ONE INVESTMENT OPTION and directed to one or more of the investment options below. Please refer to the prospectus for more information on the DCA option.

                     NOTE: DCA IS NOT AVAILABLE IF THE AUTOMATIC REBALANCING OPTION OR LAPSE PROTECTION BENEFIT
                     ("GUARANTEED MINIMUM DEATH BENEFIT" OR "GMDB") RIDER HAS BEEN CHOSEN.

                     Day of the month for transfers:                         (Choose a day of the month between 1-28.)
                     ------------------------------------------------        -----------------------------------------------

                     Frequency of transfers:       [_] Monthly       [_] Quarterly   [_] Semiannually      [_] Annually
                     -------------------------------------------------------------------------------------------------------

                     DCA to be made from the following investment option:

                     (AGL DECLARED FIXED INTEREST ACCOUNT IS NOT AVAILABLE FOR DCA)
                     -------------------------------------------------------------------------------------------------------

                     Transfer $                                              ($100 MINIMUM, WHOLE DOLLARS ONLY)
                     ------------------------------------------------        -----------------------------------------------

THE ALGER PORTFOLIOS                                      MFS(R) VARIABLE INSURANCE TRUST
Capital Appreciation (702)                    $__________ New Discovery (722)                           $__________
AMERICAN CENTURY(R) VARIABLE PORTFOLIOS, INC.             Research (723)                                $__________
American Century VP Value (704)               $__________ NEUBERGER BERMAN ADVISERS
AMERICAN FUNDS INSURANCE SERIES(R)                        MANAGEMENT TRUST
Asset Allocation/SM/ (681)                    $__________ Mid Cap Growth (725)                          $__________
Global Growth/SM/ (682)                       $__________ OPPENHEIMER VARIABLE ACCOUNT FUNDS
Growth/SM/ (683)                              $__________ Global Fund/VA (727)                          $__________
Growth-Income/SM/ (684)                       $__________ PIMCO VARIABLE INSURANCE TRUST
High-Income Bond/SM/ (685)                    $__________ CommodityRealReturn(R) Strategy (728)         $__________
International/SM/ (686)                       $__________ Global Bond (732)                             $__________
ANCHOR SERIES TRUST                                       Real Return (729)                             $__________
Capital Appreciation (687)                    $__________ Short-Term (730)                              $__________
Government and Quality Bond (688)             $__________ Total Return (731)                            $__________
FIDELITY(R) VARIABLE INSURANCE PRODUCTS                   SEASONS SERIES TRUST
Contrafund(R) (708)                           $__________ Mid Cap Value (690)                           $__________
Equity-Income (709)                           $__________ SUNAMERICA SERIES TRUST
Growth (713)                                  $__________ Balanced (737)                                $__________
Mid Cap (714)                                 $__________ VALIC COMPANY I
Government Money Market (689)                 $__________ Dynamic Allocation (696)                      $__________
FRANKLIN TEMPLETON VARIABLE INSURANCE                     Emerging Economies (691)                      $__________
PRODUCTS TRUST                                            Foreign Value (692)                           $__________
Franklin Mutual Shares VIP - Class 2 (716)    $__________ International Equities Index (738)            $__________
Franklin Small Cap Value VIP - Class 2 (715)  $__________ Mid Cap Index (739)                           $__________
INVESCO VARIABLE INSURANCE FUNDS                          Nasdaq-100(R) Index (741)                     $__________
Global Real Estate (701)                      $__________ Science & Technology (742)                    $__________
Growth and Income (745)                       $__________ Small Cap Index (743)                         $__________
International Growth (700)                    $__________ Stock Index (744)                             $__________
JANUS ASPEN SERIES                                        VALIC COMPANY II
Enterprise (719)                              $__________ Mid Cap Value (693)                           $__________
Forty (717)                                   $__________ Socially Responsible (694)                    $__________
JPMORGAN INSURANCE TRUST                                  Strategic Bond (695)                          $__________
Core Bond (925)                               $__________ OTHER: ____________________________           $__________

AGLC107631-2015                   Page 2 of 5            [BARCODE]     Rev1215

SECTION C - AUTOMATIC REBALANCING

AUTOMATIC    (POLICIES WITHOUT LAPSE PROTECTION BENEFIT RIDER) If you select Automatic Rebalancing, your
REBALANCING  variable investment options will be automatically rebalanced based on the premium allocation percentages designated on Page 1. A $5,000.00 MINIMUM BEGINNING ACCUMULATION VALUE IS REQUIRED.

             (POLICIES WITH LAPSE PROTECTION BENEFIT RIDER) Quarterly Automatic Rebalancing is required.
             Variable investment options will be automatically rebalanced based on the premium allocation percentages designated on Page 1. THE $5,000.00 MINIMUM BEGINNING ACCUMULATION VALUE IS WAIVED.

             THE AGL DECLARED FIXED INTEREST ACCOUNT IS NOT AVAILABLE FOR REBALANCING. If this account has been designated in your premium allocations on Page 1, and you have elected rebalancing, you MUST provide new instructions below on how to rebalance your funds. You must use the same variable investment options that you selected on Page 1, but the allocation percentages can differ from your original premium allocations percentages. COMPLETE THE SECTION BELOW WITH NEW PERCENTAGES EQUALING
             100%.

             NOTE: AUTOMATIC REBALANCING IS NOT AVAILABLE IF THE DCA OPTION HAS BEEN CHOSEN.

             CHECK HERE FOR AUTOMATIC REBALANCING FREQUENCY: [_] Quarterly    [_] Semiannually    [_] Annually

                                           REBALANCE                                                REBALANCE
                                           ALLOCATION                                               ALLOCATION
                                         --------------                                           --------------
THE ALGER PORTFOLIOS                                     MFS(R) VARIABLE INSURANCE TRUST
Capital Appreciation (702)               ______________% New Discovery* (722)                     ______________%
AMERICAN CENTURY(R) VARIABLE
  PORTFOLIOS, INC.                                       Research (723)                           ______________%
American Century VP Value (704)          ______________% NEUBERGER BERMAN ADVISERS
AMERICAN FUNDS INSURANCE SERIES(R)                       MANAGEMENT TRUST
Asset Allocation/SM/ (681)               ______________% Mid Cap Growth (725)                     ______________%
Global Growth/SM/* (682)                 ______________% OPPENHEIMER VARIABLE ACCOUNT FUNDS
Growth/SM/ (683)                         ______________% Global Fund/VA* (727)                    ______________%
Growth-Income/SM/ (684)                  ______________% PIMCO VARIABLE INSURANCE TRUST
High-Income Bond/SM/ (685)               ______________% CommodityRealReturn(R) Strategy* (728)   ______________%
International/SM/* (686)                 ______________% Global Bond (732)                        ______________%
ANCHOR SERIES TRUST                                      Real Return (729)                        ______________%
Capital Appreciation (687)               ______________% Short-Term (730)                         ______________%
Government and Quality Bond (688)        ______________% Total Return (731)                       ______________%
FIDELITY(R) VARIABLE INSURANCE PRODUCTS                  SEASONS SERIES TRUST
Contrafund(R) (708)                      ______________% Mid Cap Value (690)                      ______________%
Equity-Income (709)                      ______________% SUNAMERICA SERIES TRUST
Growth (713)                             ______________% Balanced (737)                           ______________%
Mid Cap (714)                            ______________% VALIC COMPANY I
Government Money Market (689)            ______________% Dynamic Allocation* (696)                ______________%
FRANKLIN TEMPLETON VARIABLE INSURANCE                    Emerging Economies* (691)                ______________%
PRODUCTS TRUST                                           Foreign Value* (692)                     ______________%
Franklin Mutual Shares VIP -
  Class 2 (716)                          ______________% International Equities Index* (738)      ______________%
Franklin Small Cap Value VIP -
  Class 2* (715)                         ______________% Mid Cap Index (739)                      ______________%
INVESCO VARIABLE INSURANCE FUNDS                         Nasdaq-100(R) Index (741)                ______________%
Global Real Estate* (701)                ______________% Science & Technology* (742)              ______________%
Growth and Income (745)                  ______________% Small Cap Index* (743)                   ______________%
International Growth* (700)              ______________% Stock Index (744)                        ______________%
JANUS ASPEN SERIES                                       VALIC COMPANY II
Enterprise (719)                         ______________% Mid Cap Value (693)                      ______________%
Forty (717)                              ______________% Socially Responsible (694)               ______________%
JPMORGAN INSURANCE TRUST                                 Strategic Bond (695)                     ______________%
Core Bond (925)                          ______________% OTHER: ____________________________      ______________%
                                                                                                       100%
                                                         * If you select the Lapse Protection Benefit
                                                         ("Guaranteed Minimum Death Benefit" or "GMDB") Rider
                                                         there are investment requirements for these investment
                                                         options. Please refer to the prospectus or sales
                                                         illustration.

AGLC107631-2015                   Page 3 of 5            [BARCODE]     Rev1215

SECTION D - AUTHORIZATION FOR TRANSACTIONS

PLEASE CHECK ONE OF
THE FOLLOWING BOXES
                     I (or we, if Joint Owners), hereby authorize AGL to act on telephone instructions or
                     e-service instructions, if elected, to transfer values among the variable divisions and the AGL Declared Fixed Interest Account and to change allocations for future premium payments and monthly deductions given by:

                     [_]  Policy Owner(s)-- if Joint Owners, either of us acting independently.

                     or

                     [_]  Policy Owner(s) or the Agent/Registered Representative who is appointed to represent
                     AGL and the firm authorized to service my policy.

                     AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions and e-service instructions received and acted on in good faith, including losses due to telephone instructions or
                     e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.

SECTION E - SUITABILITY

ALL QUESTIONS MUST  1.  HAVE YOU, THE PROPOSED INSURED OR OWNER (IF DIFFERENT), RECEIVED THE VARIABLE        [_] yes [_] no
BE ANSWERED             UNIVERSAL LIFE INSURANCE POLICY PROSPECTUS AND INFORMATION DESCRIBING THE
                        INVESTMENT OPTIONS?

                    2.  DO YOU UNDERSTAND AND ACKNOWLEDGE:

                        A.  THAT THE POLICY APPLIED FOR IS VARIABLE, EMPLOYS THE USE OF SEGREGATED ACCOUNTS  [_] yes [_] no
                            WHICH MEANS THAT YOU NEED TO RECEIVE AND UNDERSTAND CURRENT PROSPECTUSES FOR
                            THE POLICY AND THE UNDERLYING INVESTMENT OPTIONS?

                        B.  THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF THE UNDERLYING     [_] yes [_] no
                            INVESTMENT OPTIONS MAY VARY?

                        C.  THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE ARE NOT               [_] yes [_] no
                            GUARANTEED BY AGL, ANY OTHER INSURANCE COMPANY, THE U.S. GOVERNMENT OR ANY
                            STATE GOVERNMENT?

                        D.  THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE ARE NOT FEDERALLY     [_] yes [_] no
                            INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, FEDERAL OR
                            STATE?

                        E.  THAT IN ESSENCE, ALL RISK IS BORNE BY THE OWNER EXCEPT FOR FUNDS PLACED IN THE   [_] yes [_] no
                            AGL DECLARED FIXED INTEREST ACCOUNT?

                        F.  THAT THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO ALLOW FOR  [_] yes [_] no
                            THE ACCUMULATION OF VALUES IN THE UNDERLYING INVESTMENT OPTIONS?

                        G.  THAT THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE,       [_] yes [_] no
                            DEPENDING ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?

                        H.  THAT THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT     [_] yes [_] no
                            EXPERIENCE OF THE SEPARATE ACCOUNT, THE AGL DECLARED FIXED INTEREST ACCOUNT
                            ACCUMULATION, AND CERTAIN EXPENSE DEDUCTIONS?

                    3.  DO YOU BELIEVE THE POLICY YOU SELECTED MEETS YOUR INSURANCE AND INVESTMENT           [_] yes [_] no
                        OBJECTIVES AND YOUR ANTICIPATED FINANCIAL NEEDS?

AGLC107631-2015                   Page 4 of 5            [BARCODE]     Rev1215

SECTION F - ELECTRONIC DELIVERY CONSENT

                   American General Life Insurance Company ("AGL") is capable of providing contract and investment option prospectuses, supplements, statements of additional information, and reports via e-mail. In order to deliver these documents via e-mail, we must obtain your consent to this type of delivery format.

                   This consent authorizes AGL, with respect to AGL's variable universal life insurance policies, to deliver the following communications via e-mail:

                   .  Contract prospectuses and supplements

                   .  Investment option prospectuses and supplements

                   .  Statements of additional information

                   .  Annual and semi-annual investment option reports

                   .  Financial Statements

                   This consent to delivery by e-mail has no expiration date. You may change or cancel your consent at any time by writing to us at American General Life Insurance Company, P.O. Box
                   9318, Amarillo, TX 79105-9318, Attn: Policy Owner Services. You may also receive a paper copy of any communication at no additional charge by writing to us at the above address.

                   In order to participate in this delivery method, you must have access to the following:

                   .  Browser software, such as Microsoft Internet Explorer, or equivalent

                   .  Communication access to the Internet

                   Should you wish to print materials that have been delivered via e-mail, you must also have access to a printer. Materials will be published using Portable Document Format
                   (PDF). In order to view PDF documents, you must have Adobe Acrobat Reader software, which is available for download free-of-charge from
                   http://www.adobe.com/products/acrobat/readstep2.html.

                   We reserve the right to mail paper copies instead of providing electronic delivery. In the event that e-mail delivery is unsuccessful, we will mail paper copies. You must notify us every time you change your e-mail address.

                   Your e-mail address will be used solely for AGL's database management regarding the electronic delivery of the communications listed above. Your e-mail address will not be sold or distributed to third parties.

                   By signing this consent, I acknowledge that I have read and understand all of the above-mentioned terms and conditions of this enrollment.

                   I consent to receive electronic delivery of the documents specified above.

                   ----------------- -----------------------------------------------------------------------
                   Initials of Owner Please provide your e-mail address (Please print legibly)

SECTION G - SIGNATURES

SIGNATURES

REGISTERED REPRESENTATIVE'S SIGNATURE                    OWNER'S SIGNATURE (If different from Proposed Insured)
---------------------------------------------------      -------------------------------------------------------

X                                                        X
---------------------------------------------------      -------------------------------------------------------
REGISTERED REPRESENTATIVE SIGNED ON (date) _______       OWNER SIGNED ON (date) _______________________________
REGISTERED REPRESENTATIVE'S NAME (print) _________

__________________________________________________

PRIMARY PROPOSED INSURED'S SIGNATURE                     JOINT OWNER'S SIGNATURE (If applicable)
---------------------------------------------------      -------------------------------------------------------

X                                                        X
---------------------------------------------------      -------------------------------------------------------
PRIMARY PROPOSED INSURED SIGNED ON (date) ________       JOINT OWNER SIGNED ON (date) _________________________

AGLC107631-2015                   Page 5 of 5            [BARCODE]     Rev1215